                                                                     EXHIBIT 4.1

                     BRILLIANT DIGITAL ENTERTAINMENT, INC.

     NUMBER                                                   SHARES


INCORPORATED UNDER THE LAWS                SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                   CUSIP 109502 10 4



This Certifies that





is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

    ================ BRILLIANT DIGITAL ENTERTAINMENT, INC.================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

           Dated:


           /s/ Diana Maranon                /s/ Mark Dyne
           SECRETARY                        CHIEF EXECUTIVE OFFICER

                [SEAL OF BRILLIANT DIGITAL ENTERTAINMENT, INC.]



                                        COUNTERSIGNED AND REGISTERED:
                                             U.S. STOCK TRANSFER CORPORATION
                                                   TRANSFER AGENT AND REGISTRAR

                                        BY

                                                           AUTHORIZED SIGNATURE

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- ...........Custodian...............
TEN ENT -- as tenants by the entireties                                   (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                               Under Uniform Gifts to Minors
           survivorship and not as tenants                              Act................................
           in common                                                                  (State)
                                                   UNIF TRF MIN ACT  -- ...........Custodian (until age....)
                                                                          (Cust)
                                                                        ............under Uniform Transfers
                                                                          (Minor)
                                                                        to Minors Act......................
                                                                                            (State)

   Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ------------------------------------
|                                    |
 ------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________

                                   X  __________________________________________

                                   X  __________________________________________
                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed




By___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.